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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8--K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  March 3, 2004

                                SAKS INCORPORATED
             (Exact name of registrant as specified in its charter)

          TENNESSEE                     1-13113                62-0331040
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)

    750 Lakeshore Parkway
     Birmingham, Alabama                                         35211
    (Address of principal                                      (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (205) 940-4000


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Item 7.    Financial Statements and Exhibits.

           (c) Exhibits

               Exhibit      Description of Document
                 99         March 3, 2004 news release announcing sales for
                            the four weeks ended February 28, 2004.

Item 9.    Regulation FD Disclosure.

On March 3, 2004, Saks Incorporated announced sales for the four weeks ended February 28, 2004, compared to the four weeks ended March 1, 2003. The March 3, 2004 news release is incorporated herein by reference and is attached hereto as
Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         SAKS INCORPORATED

Date: March 3, 2004                      /s/ Douglas E. Coltharp
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                                         Douglas E. Coltharp
                                         Executive Vice President and
                                         Chief Financial Officer